UNLESS  THIS   CERTIFICATE   IS  PRESENTED  BY  AN  AUTHORIZED
REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

                  THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR
OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF
SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

                  THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (i) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES
ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (ii) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (iii) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (iv) TO THE ISSUER, OR (v) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (i) THROUGH
(v) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

                  IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

                           WINSTAR EQUIPMENT II CORP.

                 12 1/2% Guaranteed Senior Secured Note Due 2004

                                                               CUSIP 975518AA9
No. QIB-01                                                       $50,000,000

                  WINSTAR EQUIPMENT II CORP., a Delaware corporation (the "Company", which term includes any successor under the Indenture hereinafter referred to), for value received, promises to pay to CEDE & CO., or its registered assigns, the principal sum of FIFTY MILLION DOLLARS ($50,000,000) on March 15, 2004.

                  Interest Payment Dates: March 15 and September 15, commencing September 15, 1997.

                  Regular Record Dates:  March 1 and September 1.

                  Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officer.

                                       WINSTAR EQUIPMENT II CORP.


                                       By:
                                          -------------------------------
                                            Name:  Kenneth J. Zinghini
                                            Title:    Vice President


                                       By:
                                          -------------------------------
                                            Name:  Frederic E. Rubin
                                            Title:   Treasurer



         This is one of the 12 1/2% Guaranteed Senior Secured Notes Due 2004 described in the within-mentioned Indenture.


Date:    August 8, 1997                UNITED STATES TRUST COMPANY
                                       OF NEW YORK, as Trustee


                                       By:
                                          -------------------------------
                                               Authorized Signatory

                           WINSTAR EQUIPMENT II CORP.

                 12 1/2% Guaranteed Senior Secured Note Due 2004

1.  Principal and Interest.

                  The Company will pay the principal of this Note on March 15, 2004.

                  The Company promises to pay interest on the principal amount of this Note on each Interest Payment Date, as set forth below, at the rate per annum shown above.

                  Interest will be payable semiannually (to the holders of record of the Notes at the close of business on the March 1 and September 1 immediately preceding the relevant Interest Payment Date) on each Interest Payment Date, commencing September 15, 1997.

                  Interest on the Notes will accrue from the most recent Interest Payment Date; provided, however, that, if there is no existing default in the payment of interest and this Note is authenticated between a Regular Record Date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such Interest Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Notwithstanding the above, (i) if a Registration Default (as defined in the Registration Rights Agreement) occurs, additional interest will accrue on this Note at a rate of 0.50% per annum from and including the date on which any such Registration Default shall occur to but excluding the earlier of (x) the date on which all Registration Defaults have been cured and (y) the date on which all Notes become freely transferable by Holders other than Affiliates of the Company without further registration under the Securities Act.

                  The Company shall pay interest on overdue principal and premium, if any, and (to the extent lawful) interest on overdue installments of interest.

2.  Method of Payment.

         The Company will pay principal as provided above and interest (except defaulted interest) on the principal amount of the Notes as provided above on each March 15 and September 15 to the persons who are Holders (as reflected in the Security Register at the close of business on the March 1 and September 1 immediately preceding the relevant Interest Payment Date), in each case, even if the Note is cancelled on registration of transfer or registration of exchange after such record date; provided, however, that, with respect to the payment of principal, the Company will not make payment to the Holder unless this Note is surrendered to a Paying Agent.

         The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Notes represented by a global Note (including principal, premium and interest) will be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Company will make all payments in respect of a certificated Note (including principal, premium and interest) by mailing a check to the registered address of each Holder thereof; provided, however, that payments on a certificated Note will be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the trustee may accept in its discretion).

3.  Paying Agent and Registrar.

                  Initially, United States Trust Company of New York (the "Trustee") will act as authenticating agent, Paying Agent and Registrar. The Company may change any authenticating agent, Paying Agent or Registrar without notice. The Company, any Subsidiary or any Affiliate of any of them may act as Paying Agent, Registrar or co-Registrar.

4.  Indenture.

                  The Company issued the Notes under an Indenture dated as of August 1, 1997 (the "Indenture"), among the Company, WinStar Communications, Inc., as guarantor (the "Guarantor") and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise indicated. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

                  The Notes are secured senior indebtedness of the Company. The Indenture limits the original aggregate principal amount of the Notes to $50,000,000 (subject to Section 2.07 of the Indenture).

5.  Optional Redemption.

                  The Notes will not be redeemable prior to March 15, 2002. Thereafter, the Notes will be redeemable, at the Company's option, in whole at any time or in part from time to time on or after March 15, 2002 and prior to maturity, upon not less than 30 nor more than 60 days' prior notice mailed by first-class mail to each Holders' last address as it appears in the Security Register, at the following Redemption Prices (expressed as a percentage of the principal amount of the Notes, plus accrued and unpaid interest, if any, on such amount to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date that is on or prior to the Redemption Date to receive interest due on the relevant Interest Payment Date if redeemed during the 12-month period commencing on March 15 of the years set forth below:

                           Year                           Redemption Price
                           ----                          ------------------
                           2002                               106.250%
                           2003 and thereafter                103.125%

6.  Mandatory Redemption.

                  In the event that by August 8, 1999, the Company shall not have applied at least $50.0 million to fund the Acquisition Costs of Designated Equipment pursuant to the Indenture ($50.0 million less the amount so applied being herein called the "Unused Equipment Amount"), the Company shall redeem Notes in an aggregate principal amount equal to the Unused Equipment Amount at a redemption price of 112.5% of such principal amount, plus accrued and unpaid interest thereon to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date that is on or prior to the Redemption Date to receive interest due on the relevant Interest Payment Date). The mandatory redemption shall occur no later than August 23, 1999.

                  Selection of the Notes for mandatory redemption will be made on a pro rata basis; provided, however, that no Note of $1,000 in principal amount or less shall be redeemed in part. If any Notes are to be redeemed in part only, a new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Note.

7.  Notice of Redemption.

                  Notice of any optional redemption will be mailed by the Company at least 30 days but not more than 60 days before a Redemption Date, and notice of a mandatory redemption will be mailed by the Company at least 10 Business Days but not more than 15 Business Days before a Redemption Date, in each case, to each Holder of Notes to be redeemed at his last address as it appears in the Security Register. Notes in original denominations larger than $1,000 may be redeemed in part; provided, however, that Notes will only be issued in denominations of $1,000 principal amount or integral multiples thereof. On and after the Redemption Date, interest ceases to accrue on Notes (or portions of Notes) called for redemption, unless the Company defaults in the payment of the Redemption Price.

8.  Repurchase upon Change in Control.

         Upon the occurrence of a Change of Control, each Holder shall have the right to require the repurchase of its Notes by the Company in cash pursuant to the offer described in the Indenture at a purchase price equal to 101% of the principal amount of such Notes on such date of purchase, plus accrued and unpaid interest, if any, on such amount to the date of purchase (the "Change of Control Payment").

         A notice of such Change of Control will be mailed within 30 days after any Change of Control occurs to each Holder at his last address as it appears in the Security Register. Notes in original denominations larger than $1,000 may be sold to the Company in part; provided, however, that Notes will only be issued in denominations of $1,000 principal amount at maturity or integral multiples thereof. On and after the Change of Control Payment Date, interest ceases to accrue on Notes or portions of Notes surrendered for purchase by the Company, unless the Company defaults in the payment of the Change of Control Payment.

9.  Guarantee.

         The Notes are guaranteed on a senior unsubordinated basis by the Guarantor to the extent provided in the Indenture.

10.  Collateral and Security Documents.

         To secure the due and punctual payment of the principal of, premium if any, and interest on the Notes and all other amounts payable by the Company under the Indenture and the Notes when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, the Grantor has granted security interests in the Collateral to the Collateral Agent for the benefit of the Holders of Notes pursuant to the Security Documents.

11.  Denominations; Transfer; Exchange.

                  The Notes are in registered form without coupons in denominations of $1,000 of principal amount and integral multiples thereof. A Holder may register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer or exchange of any Notes selected for redemption. Also, it need not register the transfer or exchange of any Notes for a period of 15 days before a selection of Notes to be redeemed is made.

12.  Persons Deemed Owners.

         A Holder shall be treated as the owner of a Note for all purposes.

13.  Unclaimed Money.

         If money for the payment of principal, premium, if any, or interest remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to the money must look to the Company for payment, unless an applicable law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

14.  Discharge Prior to Redemption or Maturity.

         Subject to certain conditions, the Company at any time may terminate some or all of its obligations under the Notes, the Indenture and the Security Documents, and the Guarantor may terminate its obligations under the Equipment Note Guarantee, if the Company deposits with the Trustee money or U.S. Government Obligations for payment of principal and interest on the Notes to redemption or maturity, as the case may be.

15.  Amendment; Supplement; Waiver.

                  Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding, and any existing default or compliance with any provision may be waived with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding. Without notice to or the consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency and make any change that, in the opinion of the Board of Directors of the Company, does not materially and adversely affect the rights of any Holder.

16.  Restrictive Covenants.

                  The Indenture imposes certain limitations on the ability of the Guarantor and its Restricted Subsidiaries, among other things, to incur additional indebtedness; create liens; engage in sale-leaseback transactions; pay dividends or make distributions in respect of their capital stock; make investments or make certain other restricted payments; sell assets; issue or sell stock of Restricted Subsidiaries; enter into transactions with stockholders or affiliates; or, with respect to the Company, to incur any indebtedness other than the Notes; engage in any other business activities; apply the gross proceeds from the sale of the Notes to uses other than the acquisition of Designated Equipment; fail to take action to vest a security interest in the Designated Equipment in the Trustee; fail to file proper UCC-1s and UCC-3s; consolidate, merge or sell all or substantially all of its assets. Within 90 days after the end of the last fiscal quarter of each year, the Company must report to the Trustee on compliance with such limitations.

17.  Successor Persons.

                  Generally, when a successor person or other entity assumes all the obligations of its predecessor under the Notes and the Indenture, the predecessor person will be released from those obligations.

18.  Defaults and Remedies.

                  The following events constitute  "Events of Default" under the
Indenture: (a) default in the payment of principal of (or premium, if any, on) any Note when the same becomes due and payable, upon acceleration, redemption or otherwise; (b) default in the payment of interest on any Note when the same becomes due and payable, and such default continues for a period of 30 days; (c) the Company or WCI defaults in the performance of or breaches any other covenant or agreement of the Company or WCI in the Indenture or under the Notes or the Security Documents and such default or breach continues for a period of 30 consecutive days after written notice by the Trustee or the Holders of 25% or more in aggregate principal amount of the Notes; (d) there occurs with respect to any issue or issues of Indebtedness of WCI or any Significant Subsidiary having an outstanding principal amount of $25,000,000 or more in the aggregate for all such issues of all such Persons, whether such Indebtedness now exists or shall hereafter be created, (i) an event of default that has caused the holder thereof to declare such Indebtedness to be due and payable prior to its Stated Maturity and such Indebtedness has not been discharged in full or such acceleration has not been rescinded or annulled within 30 days of such acceleration and/or (ii) the failure to make a principal payment at the final (but not any interim) fixed maturity and such defaulted payment shall not have been made, waived or extended within 30 days of such payment default; (e) any final judgment or order (not covered by insurance) for the payment of money in excess of $25,000,000 in the aggregate for all such final judgments or orders against all such Persons (treating any deductibles, self-insurance or retention as not so covered) shall be rendered against WCI or any Significant Subsidiary and shall not be paid or discharged, and there shall be any period of 60 consecutive days following entry of the final judgment or order that causes the aggregate amount for all such final judgments or orders outstanding and not paid or discharged against all such Persons to exceed $25,000,000 during which a stay of enforcement of such final judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; (f) a court having jurisdiction in the premises enters a decree or order for (i) relief in respect of WCI or any Significant Subsidiary in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (ii) appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of WCI or any Significant Subsidiary or for all or substantially all of the property and assets of WCI or any Significant Subsidiary or (iii) the winding up or liquidation of the affairs of WCI or any Significant Subsidiary and, in each case, such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; (g) WCI or any Significant Subsidiary (i) commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case under any such law, (i) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of WCI or any Significant Subsidiary or for all or substantially all of the property and assets of WCI or any Significant Subsidiary or (iii) effects any general assignment for the benefit of creditors; (h) any of the provisions of the Indenture relating to the Security Documents or the Security Documents shall cease to be in full force and effect or shall cease to give the secured parties the Liens, rights, power and privileges purported to be created thereby; or (i) the Equipment Note Guarantee shall cease to be in full force and effect (other than in accordance with its terms) or the Guarantor shall deny or disaffirm its obligations under the Equipment Note Guarantee.

         If an Event of Default (other than an Event of Default specified in clause (f) or (g) above that occurs with respect to the Company or WCI) occurs and is continuing under the Indenture, the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes, then outstanding, by written notice to the Company (and to the Trustee if such notice is given by the Holders), may, and the Trustee at the request of such Holders shall, declare the principal of, premium, if any, and accrued interest, if any, on the Notes to be immediately due and payable. If a bankruptcy or insolvency default with respect to the Company or any Restricted Subsidiary occurs and is continuing, the principal amount of the Notes automatically becomes due and payable. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of at least a majority in principal amount of the Notes then outstanding may direct the Trustee in its exercise of any trust or power.

19.  Trustee Dealings with Company.

                  The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from and perform services for the Company or its Affiliates and may otherwise deal with the Company or its Affiliates as if it were not the Trustee.

20.  No Recourse Against Others.

                  No incorporator, stockholder, officer, director, employee or controlling person as such, of the Company or of any successor Person thereof in such capacity, shall have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation provided, however, that the foregoing shall not affect the Guarantor's obligations with respect to the Equipment Note Guarantee. Each Holder by accepting a Note waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Notes.

21.  Authentication.

                  This  Note   shall  not  be  valid   until  the   Trustee   or
authenticating agent signs the certificate of authentication on the other side of this Note.

22.  Holders' Compliance with Registration Rights Agreement.

                  Each Holder of a Note, by acceptance hereof, acknowledges and agrees to the provisions of the Registration Rights Agreement, including, without limitation, the obligations of the Holders with respect to a registration and the indemnification of the Company to the extent provided therein.

23.  Abbreviations.

         Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors
Act).

24.  Governing Law.

         The Indenture and the Notes shall be governed by the law of the State of New York, excluding (to the extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the State of New York.

         The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to WinStar Equipment II Corp., 1577 Spring Hill Road, 6th Floor, Vienna, Virginia 22182, Attention:
General Counsel.

                                 ASSIGNMENT FORM


I or we assign and transfer this Note to:



Please insert social security or other identifying number of assignee


------------------------------------------------------------

------------------------------------------------------------


Print or type name, address and zip code of assignee and irrevocably appoint __________________, as agent, to transfer this Note on the books of the Company.

The agent may substitute another to act for him.

Dated _________________               Signed _______________


-------------------------------------------------------------

(Sign exactly as name appears on the other side of this Note)


Signature Guarantee ___________________________________(1)

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act after the later of the date of original issuance of such Securities and the last date, if any, on which

_________________________________
(1) The Holder's signature must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities
Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" as defined by Rule 17Ad-15 under the Exchange Act.

such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)  |_| to the Company; or

(2) |_| pursuant to an effective registration statement under the Securities Act of 1933; or

(3) |_| inside the United States to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(4) |_| outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

(5) |_| pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933.

         Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (4) or (5) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.




                                                     ------------------------
                                                            Signature

Signature Guarantee:

------------------------                             ------------------------
Signature must be guaranteed                                Signature



------------------------------------------------------------

              TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

                  The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated: ________________                       ______________________________
                                              NOTICE: To be executed by
                                                      an executive officer


              SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

                  The following increases or decreases in this Global Security have been made:


Date of                   Amount of decrease in     Amount of increase in     Principal amount of this      Signature of authorized
Exchange                  Principal  Amount of this Principal Amount of this  Global Security following     officer of Trustee or
                          Global Security           Global Security           such decrease or increase     Securities Custodian


                                                                           16
                       OPTION OF HOLDER TO ELECT PURCHASE


     If you wish to have this Note purchased by the Company  pursuant to Section
4.11 or Section 4.12 of the Indenture, check the Box:      |_|

                  If you wish to have a portion of this Note purchased by the Company pursuant to Section 4.11 or Section 4.12 of the Indenture, state the amount (in principal amount):
$_____________

Date: _____________

Your Signature: ___________________________________________________________
             (Sign exactly as your name appears on the other side of this Note)

Signature Guarantee: _________________________